Harbor Global Value Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HAGVX Administrative Class HRGVX Investor Class HIGVX

The Board of Trustees of Harbor Funds, on behalf of the Harbor Global Value Fund, appointed Causeway Capital Management LLC (“Causeway”) to serve as the subadviser to the Harbor Global Value Fund effective May 25, 2012. Causeway replaces Pzena Investment Management, LLC as subadviser to the Harbor Global Value Fund.

The appointment of Causeway as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc. (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Causeway from its own assets. The appointment of Causeway will result in certain changes to the Fund’s investment strategy to reflect Causeway’s investment approach. The Fund’s investment strategy under Causeway is set forth below in this Supplement to the Summary Prospectus. Information about Causeway and the individual portfolio managers at Causeway responsible for managing the assets of the Harbor Global Value Fund is also set forth below.

The following replaces the information under the heading “Principal Investment Strategy” beginning on page 1 of the Summary Prospectus:

Principal Style Characteristics: Companies throughout the world exhibiting value characteristics on a relative basis

The Fund invests primarily in equity securities, principally common stocks of companies located throughout the world, including the United States and developed and emerging market countries. The Fund expects to invest the majority of its assets in companies that pay dividends or repurchase their shares.

When investing the Fund’s assets, the Subadviser follows a value style. This means that the Subadviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

When purchasing or selling individual securities, the Subadviser considers each of the following value characteristics:

■	Low price-to-earnings ratio relative to the sector in which the company operates
■	Higher yield (measured in both dividends and share repurchases) relative to the market
■	Low price-to-book value ratio relative to the market
■	Low price-to-cash flow ratio relative to the market
■	Financial strength of the company

Generally, the Subadviser considers price-to-earnings and yield as the most important of these value characteristics. Under normal market conditions, the Fund will invest at least 40% of its total assets in companies located in a number of countries outside the U.S. Emerging market exposure is limited to 30% of the Fund’s total assets, determined at the time of purchase. The Fund is not required to allocate its investments in any set percentages in any particular countries. Depending on the Subadviser’s assessment of the relative value of the companies identified for potential investment, the Fund may at one time invest all or substantially all of its assets in foreign companies and at another time invest substantially in U.S. companies, although it is expected that there will normally be meaningful foreign company exposure in the portfolio.

The following replaces the information under the heading “Principal Risks” on page 2 of the Summary Prospectus:

Concentration risk: Because the Fund typically invests in approximately 35 to 55 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

The following replaces the information under the heading “Portfolio Management” on page 3 of the Summary Prospectus:

Subadviser

Causeway Capital Management LLC has subadvised the Fund since May 2012.

Investors Should Retain This Supplement For Future Reference

S0523.SP.GV

Harbor Global Value Fund Supplement to Summary Prospectus dated March 1, 2012	Institutional Class HAGVX Administrative Class HRGVX Investor Class HIGVX

Portfolio Managers

Sarah H. Ketterer Causeway Capital Management LLC

Ms. Ketterer is Chief Executive Officer and co-founder of Causeway Capital Management and has co-managed the Fund since 2012.

Harry W. Hartford Causeway Capital Management LLC

Mr. Hartford is President and co-founder of Causeway Capital Management and has co-managed the Fund since 2012.

James A. Doyle Causeway Capital Management LLC

Mr. Doyle is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Jonathan P. Eng Causeway Capital Management LLC

Mr. Eng is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Kevin Durkin Causeway Capital Management LLC

Mr. Durkin is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Conor Muldoon Causeway Capital Management LLC

Mr. Muldoon is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

May 23, 2012

Investors Should Retain This Supplement For Future Reference

S0523.SP.GV

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